UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 25, 2005
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                               MRU HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

                    000-33487                       33-0954381
             (Commission File Number)     (IRS Employer Identification No.)

              1114 Avenue of the Americas, New York, New York 10036
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              (Address of principal executive offices and zip code)

                                 (212) 754-0774
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2005, the Registrant's indirect wholly-owned subsidiary, MRU Lending, Inc. ("MRUL") and Doral Bank NY, FSB, a federally chartered savings bank in the business of originating various types of consumer loans including student loans (the "Bank"), entered into a definitive agreement providing for the Bank's origination of private student loans to qualified applicants participating in MRUL's private student loan program, the marketing of such program and solicitation and qualification of such applicants by MRUL and the sale by the Bank and purchase by MRUL of such student loans. The agreement between MRUL and the Bank is evidenced by a Loan Program Agreement ("Loan Program Agreement") and a Loan Sale Agreement ("Loan Sale Agreement") both dated July 25, 2005 (collectively referred to as the "Agreements") a brief description of the material terms of the Agreements is provided herein and is qualified in its entirety by reference to the full text of the Agreements which are attached hereto as exhibits and incorporated herein by this reference. Pursuant to the Loan Program Agreement, the Bank has agreed to not originate or sell private student loans for or to any party other than MRUL. The Agreements have a 36 month term and are automatically renewable for up to two successive terms of 12 months.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

     ------------------ --------------------------------------------------------
     Exhibit No.        Exhibit
     ------------------ --------------------------------------------------------
      10.1              Loan Program  Agreement  dated July 25, 2005 between MRU
                        Lending, Inc. and Doral Bank NY, FSB
     ------------------ --------------------------------------------------------
      10.2              Loan Sale  Agreement  dated July 25,  2005  between  MRU
                        Lending, Inc. and Doral Bank NY, FSB
     ------------------ --------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MRU HOLDINGS, INC.


Date: July 29, 2005                    By: /s/ Vishal Garg
                                          --------------------------------------
                                          Name:  Vishal Garg
                                          Title:   Chief Financial Officer

Exhibit Index

     ------------------ --------------------------------------------------------
     Exhibit No.        Exhibit
     ------------------ --------------------------------------------------------
      10.1              Loan Program  Agreement  dated July 25, 2005 between MRU
                        Lending, Inc. and Doral Bank NY, FSB
     ------------------ --------------------------------------------------------
      10.2              Loan Sale  Agreement  dated July 25,  2005  between  MRU
                        Lending, Inc. and Doral Bank NY, FSB
     ------------------ --------------------------------------------------------